GOLDMAN SACHS TRUST II

Institutional Shares of the

Goldman Sachs Multi-Manager Global Equity Fund

(the “Fund”)

Supplement dated November 21, 2016 to the

Prospectus and Statement of Additional Information (“SAI”)

dated February 26, 2016, as supplemented

Effective on or before December 1, 2016, Epoch Investment Partners, Inc. (“Epoch”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to Epoch in the Fund’s Prospectus and SAI are hereby deleted in their entirety as of that date. Although Epoch will no longer be an Underlying Manager as of such date, Goldman Sachs Asset Management, L.P. may allocate Fund assets away from Epoch prior to that date.

This Supplement should be retained with your Prospectus and SAI for future reference.

SMACUMCHG 11-16